UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

BONDS.COM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 5th Avenue, 8th Floor New York, New York 10017
(Address of principal executive offices) (Zip Code)

(212) 946-3980
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 20, 2012, the Audit Committee of the Board of Directors of Bonds.com Group, Inc. (the “Company”), engaged EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011. During the two fiscal years ended December 31, 2011 and 2010, and the interim period through the date of such engagement, neither the Company nor any one acting on its behalf consulted with EisnerAmper regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304(a)(1) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  January 26, 2012

BONDS.COM GROUP, INC

By:	/s/ John Ryan
Name: Title:	John Ryan Chief Financial Officer